As filed with the Securities and Exchange Commission on June 4, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2018

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 9.01.    Financial Statements and Exhibits.

Bank of America Corporation (the “Corporation”) has filed a Registration Statement on Form S-3 (Registration No. 333-202354, effective May 1, 2015) (the “Corporation Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), registering the offering of, among other securities, Medium-Term Notes, Series M (the “Series M Notes”). BofA Finance LLC and the Corporation have filed a Registration Statement on Form S-3 (Registration No. 333-213265, effective November 4, 2016) (the “BofA Finance Registration Statement”) under the Securities Act, registering the offering of, among other securities, Medium Term Notes, Series A (the “Series A Notes”). Copies of tax opinions of Sidley Austin LLP, with respect to certain tax matters relating to certain of the Series M Notes and to the Series A Notes, and related consents, are being filed as Exhibits 8.1 and 8.2, respectively, to this report.

(d) Exhibits

The following exhibits are filed herewith, and Exhibits 8.1 and 23.1 are incorporated by reference into the Corporation Registration Statement as exhibits thereto and Exhibits 8.2 and 23.2 are incorporated by reference into the BofA Finance Registration Statement as exhibits thereto.

Exhibit No.	Description of Exhibit

8.1	Opinion of Sidley Austin LLP, special tax counsel to Bank of America Corporation, as to certain tax matters

8.2	Opinion of Sidley Austin LLP, special tax counsel to Bank of America Corporation and BofA Finance LLC, as to certain tax matters

23.1	Consent of Sidley Austin LLP (included in Exhibit 8.1)

23.2	Consent of Sidley Austin LLP (included in Exhibit 8.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Name:	Ross E. Jeffries, Jr.
Title:	Deputy General Counsel and Corporate Secretary

Dated: June 4, 2018